Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
14. Subsequent Events
The Company’s workforce was reduced by 11 employees in the October 2023 Workforce Reduction effective as of October 31, 2023. Affected employees in the October 2023 Workforce Reduction were offered separation benefits, including severance payments. The Company estimates that the severance and termination-related costs will total approximately $1.2 million in the aggregate and expects to primarily record these charges in the fourth quarter of 2023. The Company expects that payments of these costs will substantially be made through the end of the fourth quarter of 2023.

16. Subsequent Events
On March 10, 2023, Silicon Valley Bank, based in Santa Clara, California, was closed by the California Department of Financial Protection and Innovation, which appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver. On March 12, 2023, the U.S. Treasury, Federal Reserve, and FDIC announced that depositors with Silicon Valley Bank or its successor bridge bank (collectively, “SVB”) will have access to all of their money starting March 13, 2023. Our agreement with SVB currently requires substantially all of our cash and cash equivalents to be deposited with SVB, and we historically have relied primarily on SVB for commercial banking services. We are pursuing actions to make alternative banking arrangements, including opening deposit accounts at one or more other financial institutions. SVB has agreed to waive covenants related to maintaining our deposits at SVB for a period of 30 days, during which time we have agreed to obtain an Account Control Agreement (“ACA”) for all accounts held outside of SVB. The Company has concluded that it is probable that it will obtain the ACA for all accounts held outside of SVB prior to the expiration of the
30-day
waiver period to be compliant with its covenants.